Financial risk management (Tables)	6 Months Ended
Dec. 31, 2025
Financial risk management
Schedule of net borrowings being hedged at balance sheet date

	31 December	30 June	31 December
	2025	2025	2024
	$’000	$’000	$’000
USD borrowings	650,000	650,000	650,000
Hedged USD cash	(9,200)	(32,500)	(18,100)
Net USD debt	640,800	617,500	631,900
Hedged future USD revenues (1)	(247,000)	(250,000)	(331,000)
Unhedged USD borrowings	393,800	367,500	300,900
Closing USD exchange rate ($: £)	1.3456	1.3709	1.2540
(1)A further portion of the profit and loss exposure (within net finance income/costs) on unhedged USD borrowings is naturally offset by the fair value of foreign exchange based embedded derivatives in host Commercial revenue contracts.

Schedule of hedging reserve

	At 31 December 2025	At 30 June 2025	At 31 December 2024
	£’000	£’000	£’000
Cash flow hedge reserve	(110)	723	(3,420)
Cost of hedging reserve	(681)	(500)	(122)
Total hedging reserve	(791)	223	(3,542)